THIS AGREEMENT BETWEEN                                             EXHIBIT 10.10

Harvey Pride Jr.                                                     As Landlord
and LAKELAND INDUSTRIES, INC., A Delaware corporation with offices at 711-2 Koehler Avenue, Ronkonkoma, New York 11779



                                                                       As Tenant
WITNESSETH: The Landlord hereby leases to the Tenant the following premises: the premises located at 201 Pride Lane, SW, Decatur, Alabama consisting of approximately 2400 square feet of office space.



for the term of One (1) year, renewable by Tenant for four (4) one year terms to commence from the 1st. day of March 2004 and to end on the 31st. day of March of 2009 to be used and occupied only for office upon the conditions and covenants following:
1st That the Tenant shall pay the annual rent of Eighteen Thousand and no/00 dollars. ($18.000.00).- said rent to be paid in equal monthly payments in advance on the First day of each and every month during the term aforesaid, as follows: Fifteen Hundred and no/00 ($1,500.00) dollars on March 1, 2004 and monthly thereafter.






2nd That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cast and expense.

4th That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or under lease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings, or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

         If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustments. The cost of the repairs will be added rent.

         Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons there from, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th Landlord may replace at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th That the Tenant shall neither encumber nor obstruct the sidewalk in front of , entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs alterations or improvements shall be completed.

12th That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th The Tenant has this day deposited with the Landlord the sum of $ as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.


17th It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.


18th Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th That the Tenant will not nor will the Tenant permit under tenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved ant the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th The Tenant waives all rights to redeem under any law.

25th This lease and the obligation of Tenant to pay rent hereunder and perform all of the covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment or any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement of diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.



Additional provisions on Rider Attached hereto.-

     And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 1st day of March 2004

Sighed, sealed and delivered
in the presence of
                                              Harvey Pride,Jr. as Landlord

                                              By:   /s/ Harvey Pride, Jr. L.S.
                                                    ---------------------
                                                         Harvey Pride, Jr.

                                              Lakeland Industries, Inc.

                                              By:   /s/ Christopher J. Ryan L.S.
                                                    -----------------------
                                                        Christopher J. Ryan
                                                        President

ACKNOWLEDGMENT IN NEW YORK STATE
State of  New York, Count of         Suffolk
On  March 8, 2004                   before me, the undersigned,
Personally appeared        Christopher J. Ryan


Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their signature(s) on the instruments, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                     Diane A. Macaluso
                     --------------------------------------------------------
                     Signature and office of individual taking acknowledgment



                      ACKNOWLEDGMENT OUTSIDE NEW YORK STATE

State of    New York                                  County of  Suffolk
On     March 8, 2004                                  before me, the undersigned
Personally appeared

Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instruments, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in



                       ---------------------------------------------------------
                       Signature and office of individual taking acknowledgment

                    ACKNOWLEDGMENT BY SUBSCRIBING WITNESS(ES)
State of  Alabama                                          )
                                                           ) ss.:
County of  Madison                                         )

On        2/20/04                                     Before me, the undersigned
personally appeared



the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any thereof)







that he/she/they know(s) Harvey Pride, Jr.


to be the individual(s) described in and who executed the foregoing instruments; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.

(_? if taken outside New York State insert city or political subdivision and state or country or other place acknowledgment taken and that said subscribing witness(es) made such appearance before the undersigned in
/s/ Greg Willis
--------------------------------------------------------------------------------
/s/ Carl Brown
--------------------------------------------------------------------------------


/s/ Brenda Day
--------------
(signature and office of individual taking acknowledgement
----------------------------------------------------------



                                      LEASE
                               Dated March 1,2004
                                    -------------


In consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlords legal representatives, that it default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid an performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned ha     set    hand            and seal
this                        day of
WITNESS                                                                    L.S
                                                  ----------------------------

                                 RIDER TO LEASE
                                 --------------


                                     DATED:
                                     Between
                                   as Landlord
                                       and
                                    as Tenant

28th Wherever there is a conflict between the printed and typewritten portions of this leases, the typewritten portions shall govern.

29th Tenant, at its own expense, shall maintain plate glass and comprehensive general public liability insurance protecting Landlord and Tenant and naming Landlord as an additional insured with respect to personal injury or property damage due to negligence occurring in or about the leased premises with minimum limits of $300,000.00 for personal injury to any one person, and$500,000.00 for personal injury to any number of persons arising out of one accident, and $100.000.00 for property damage. Said insurance shall be taken out with a company licensed to do business in the State of New York and the State of Alabama and proof of such insurance shall be delivered to the Landlord upon the commencement of this lease. Annual proof of payment shall thereafter be submitted to the Landlord. The original policy, upon Landlord's request, shall be exhibited to the Landlord by the Tenant within thirty (30) days after commencement of the term of this agreement. Upon failure of the Tenant to so deposit said policy, the Landlord shall have the privilege to procure said insurance on his own application therefore, and the amount of the premium, if paid by the Landlord, shall be due and payable with the rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

30th Notwithstanding anything else contained in this lease, it is understood and agreed that the Tenant shall provide his own heat and pay his own electricity bills. All of the utilities shall be supplied by the Tenant at his own cost and expense.

31st Notwithstanding anything else contained in this lease, upon the expiration of same for any reason whatsoever, Tenant covenants and agrees that the premises will be redelivered to the Landlord broom clean.

32nd The Tenant shall make no physical improvements, changes, modifications, alterations or additions to the leased premises without the written consent of the Landlord. All alterations, repairs, improvements, extensions or additions which may be made to the demised premises by the Tenant shall immediately become the property of the Landlord and become a part of the demised premises hereunder, excepting, however, removable trade fixtures. It is, however, agreed that when trade fixtures are removed, the demised premises are to be placed, at the Tenant's expense, in their original condition.

33rd The Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all taxes on the entire building of which the leased premises are a part including, but not limited to, ad valorem taxes, real estate taxes and water charges. Such payment shall be made within thirty (30) days of the demand therefore by the Landlord and receipted tax bills shall be sufficient evidence of the amount of such taxes.

34th Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all fire insurance premiums on the entire building of which the leased premises are a part within thirty (30) days of the date or receipt by Tenant from Landlord of a bill therefore.

35th Tenant shall have the right to sublet all or any portion of the demised premises provided the following conditions are complied with:

     (a) At the time of such subletting, this lease must be in full force and effect without any breach or default thereunder on the part of the tenant.

     (b) A copy of the sublease shall be mailed to Landlord within ten (10) days from the effective date of such subletting.

     (c) Such subletting shall be upon and subject to all the provisions, terms, covenants and conditions of this lease and Tenant shall continue to be and remain liable hereunder.

     (d) Notwithstanding the foregoing, if the Tenant proposes to sublet all or substantially all of the demised premises. Tenant shall so notify the Landlord and Landlord shall have the option to cancel and terminate this lease as of the date proposed by Tenant for such subletting, which options shall be exercisable within fifteen (15) days after receipt of such notice by Landlord of the proposed subletting.

     (e) Tenant shall not assign this lease without the consent of Landlord first had received, which consent Landlord agrees not to unreasonably withhold or delay: provided however, that Tenant shall have the right, without the consent of Landlord to assign this lease to (i) a subsidiary or affiliated corporation, either of which may have a normal capital; (ii) any corporation resulting from a reorganization of Tenant or its parent company with any one or more corporations;
          (iii) any corporation resulting from the consolidated of Tenant with or into any one or more corporations.


36th Throughout the term of this lease, Tenant shall indemnify Landlord and save it harmless against and from any and all liability, losses, damages, costs, expenses and claims by or on behalf of any person, firm, corporation, governmental authority or other entity incurred by Landlord with respect to the leased premises, including, without limitation, burdens resulting from any and all acts of commission or omission on the part of Tenant or of anyone holding by, through or under Tenant, and any and all of its agents, servants, employees, invitees and contractors, and against and from any injury or damage to any person, or to any property of any person, except as a result of Landlord's own acts of commission or omission.

37th Tenant shall be responsible for, and hereby relieves and shall save Landlord harmless of and from any and all liability by reason of any injury or damage to any person or property in the leased premises, whether such property belongs to Tenant or to any persons, firms, corporations or other entity caused by any fire, installation, or from water, rain or snow that may leak into, issue or flow from any part of said leased premises, or from the drains, pipes or plumbing work of the said leased premises, or from any place or quarter and from the use, misuse or abuse of any hoists, conveyors, hatches, openings, platforms, stairways, machinery or equipment of any kind whatever which may exist at the time of the date of this lease or thereafter be installed in or on the leased premises, and from any and all kinds of injury and damage which may arise in or upon the leased premises from any other cause, unless such damage, injury, use, misuse or abuse shall have been caused by or result from the negligence of Landlord, its agents, servants or employees during the continuance of this lease by acts of commission or omission.

38th It is hereby understood and agreed that in the event the Tenant leaves any property on the leased premises subsequent to the expiration of the within lease that said property is hereby deemed abandoned and the Landlord may dispose of said property at its option without ay liability on the part of the Landlord. It is further understood and agreed that the Tenant waives any and all rights, title and interest to said property, releases and waives any and all claims thereto, and further agrees that the Tenant will be responsible to the Landlord for any and all expenses incurred by the Landlord concerning said property.


39th Whenever under the terms of the lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount so to be paid is not designated as "additional," or provision is not made in the paragraph covering such payment for the collection of said amount as "additional rental," then said amount shall nevertheless, at the option of Landlord if not paid when due, be deemed "additional rental" and collectible as such with any installment of rental thereafter falling due here under, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder or limit any other remedy of Landlord.

40th This lease contains the entire agreement between Landlord and Tenant and shall not be modified in any manner except by an instrument in writing signed by Landlord and Tenant.



                                    Landlord

                             By /s/Harvey Pride, Jr.
                               ---------------------

                                     Tenant
                                     ------


                            By /s/Christopher J. Ryan
                               ----------------------